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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 11, 2003


                             MTS SYSTEMS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
          MINNESOTA                         0-2382                         41-0908057
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION
      OF INCORPORATION)                                                       NO.)

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                 14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (952) 937-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

As previously reported under a Current Report on Form 8-K filed on April 28, 2003, MTS Systems Corporation (the "Company") on April 11, 2003 sold the assets of its Automation Division based in New Ulm, Minnesota to Parker Hannifin Corporation ("Parker Hannifin"). The aggregate purchase price for the sale, which included the Automation Division's German operations, was $11.75 million in cash, subject to a post-closing adjustment based on the net assets of the Automation division's New Ulm facility acquired by Parker Hannifin as of April 11, 2003. The sale of the Automation Division's German operations to Parker Hannifin occurred on April 30, 2003 and was not subject to a purchase price adjustment for the net assets acquired.

The Parker-Hannifin transactions, along with the sale on March 31, 2003 of substantially all of the assets of the gradient amplifier business of the Automation Division to Performance Controls, Inc., an affiliate of Hitachi Medical Corporation, with certain of the intellectual property assets being sold to Hitachi Medical Corporation, constitute the sale of the Company's Automation Division and mark the Company's exit from the motor and amplifier business. The aggregate maximum purchase price for the sale of the gradient business was approximately $3.36 million in cash, subject to a $1.125 million hold-back as well as certain potential post-closing reductions.

The purchase price for each of the transactions described above was negotiated in an arms-length transaction. The Company and its Automation Division have in the past in the ordinary course of business entered into various agreements on an arms-length basis with each of Parker Hannifin and Hitachi Medical Corporation and their respective affiliates. Prior to the closing of the transaction described above, Hitachi Medical Corporation, including its affiliates, was the largest customer of the gradient business of the Automation Division. However, none of such agreements or other relationships with Parker Hannifin or Hitachi have been material to the Company.

As required under Item 7 of Form 8-K, the pro forma financial information with respect to the disposed Automation Division business is filed as Exhibit 99.1 to this Form 8-K. The unaudited pro forma combined condensed balance sheet and statement of operations filed with this report are presented for illustrative purposes only. The pro forma balance sheet as of December 28, 2002 is not necessarily indicative of the financial position of the Company had the Company sold its Automation division as of December 28, 2002. The pro forma results of operations are not necessarily indicative of the results of operations for future periods or the results that actually would have been realized had the Company sold its Automation division as of September 30, 2001. The pro forma statements, including the notes thereto, are qualified in their entirety by reference to, and should be read together with, the historical financial statements of the Company included in the Company's Form 10-K for the year ended September 28, 2002, and the unaudited consolidated financial statements filed in Forms 10-Q for the period ended December 28, 2002.

Copies of the Asset Purchase Agreement, dated as of April 11, 2003, by and between the Company and Parker Hannifin and the German Share Purchase and Transfer Agreement, dated as of April 11, 2003, by and between the Company and Parker Hannifin Holding GmbH were previously filed and are incorporated herein by reference. The Company's March 31, 2003 and April 11, 2003 press releases regarding the sale of the Automation Division were also previously filed and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b) As required under Item 7 of Form 8-K, the pro forma financial information with respect to the disposed Automation Division is filed as Exhibit 99.1 to this Form 8-K.

         (c)      Exhibits.

                  2.1 Asset Purchase Agreement, dated as of April 11, 2003, by and between the Company and Parker Hannifin (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed on April 28, 2003). The Company agrees to furnish to the SEC supplementally a copy of any omitted schedule to the Asset Purchase Agreement upon request.


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                  2.2      German Share Purchase and Transfer Agreement, dated
                           as of April 11, 2003, by and between the Company and Parker Hannifin Holding GmbH (incorporated by reference to Exhibit 99.2 to the Company's Current Report on Form 8-K filed on April 28, 2003). The Company agrees to furnish to the SEC supplementally a copy of any omitted schedule to the Asset Purchase Agreement upon request.

                  99.1 Pro Forma Financial Information for the disposed Automation Division business.

                  99.2 Press Release issued by the Company on March 31, 2003 (incorporated by reference to Exhibit 99.3 to the Company's Current Report on Form 8-K filed on April 28, 2003). The contents of internet addresses included in such press release are not incorporated by reference into the press release or this filing.

                  99.3 Press Release issued by the Company on April 11, 2003 (incorporated by reference to Exhibit 99.4 to the Company's Current Report on Form 8-K filed on April 28, 2003). The contents of internet addresses included in such press release are not incorporated by reference into the press release or this filing.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MTS SYSTEMS CORPORATION
                                  (Registrant)


Date: May 8, 2003                 By:    /s/ Sidney W. Emery
                                      ------------------------------------------
                                      Sidney W. Emery, Jr., Chairman and
                                      Chief Executive Officer



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                             MTS SYSTEMS CORPORATION
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS

Exhibit
No.          Description
------------ ----------------

2.1 Asset Purchase Agreement, dated as of April 11, 2003, by and between the Company and Parker Hannifin (incorporated by reference to Exhibit
         99.1 to the Company's Current Report on Form 8-K filed on April 28,
         2003). The Company agrees to furnish to the SEC supplementally a copy of any omitted schedule to the Asset Purchase Agreement upon request.

2.2 German Share Purchase and Transfer Agreement, dated as of April 11, 2003, by and between the Company and Parker Hannifin Holding GmbH (incorporated by reference to Exhibit 99.2 to the Company's Current Report on Form 8-K filed on April 28, 2003). The Company agrees to furnish to the SEC supplementally a copy of any omitted schedule to the German Share Purchase and Transfer Agreement upon request.

99.1 Pro Forma Financial Information for the disposed Automation Division business.

99.2 Press Release issued by the Company on March 31, 2003 (incorporated by reference to Exhibit 99.3 to the Company's Current Report on Form 8-K filed on April 28, 2003). The contents of internet addresses included in such press release are not incorporated by reference into the press release or this filing.

99.3 Press Release issued by the Company on April 11, 2003 (incorporated by reference to Exhibit 99.4 to the Company's Current Report on Form 8-K filed on April 28, 2003). The contents of internet addresses included in such press release are not incorporated by reference into the press release or this filing.